Exhibit 99

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                                        [LOGO OF EXELON]
                                        NYSE: EXC

                 Excellence
                 Execution
                 Exelon
                 EEI Fall Financial Conference
                                 October, 2000







                        	  Corbin A. McNeil, Jr.,
				  Chairman and Co-CEO
                                  John W. Rowe,
                                  President and Co-CEO

	                                  [LOGO OF EXELON]

IMPORTANT NOTICE

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/prospectus regarding the merger and in the PECO Energy and Unicom Corporation reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon Corp. does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.


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                                       [LOGO OF EXELON]

WHAT WE SAID WE WOULD ACHIEVE. . .

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				       [LOGO OF EXELON]

OUR COMMITMENTS

- Rapid closure of the merger
- Grow earnings per share 10% annually through 2003
- Capture merger synergies - $180M by 2003

- Consistent top quartile nuclear plant performance
- Lowest cost, national generation portfolio

- Consistent improvement in delivery systems
- Mutually productive relationships with regulators

- Bring new leadership and direction to Enterprises
- Leverage competencies into new market opportunities

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                                       [LOGO OF EXELON]

WE'VE CREATED EXELON CORPORATION

- Generation portfolio of 36,000 MW*
- Relationships with over 5M customers
- Multi-regional distribution network
- Combined market capitalization of $18B
- Increased shareholder wealth

*Excludes Sithe acquisition (~10GW) which is pending final regulatory approval

                                       [LOGO OF EXELON]

[Slide contains a graph of the daily indexed prices of Unicom, PECO Energy and the S&P Electric Utilities, from
September 15, 2000 through October 20, 2000, highlighting the prices at September 23, 1999 (initial merger announcement), January 7, 2000 (announcement of share repurchase & amended merger agreement) and June 27 & 28, 2000 (Shareholder approval of merger).]

PECO and Unicom -
Relative Stock Price Performance

              PECO                 S&P Electric
              Energy 	Unicom	   Utilities
9/15/1999     100.0000	100.0000   100.0000
9/16/1999      97.8561	100.9740    99.3069
9/17/1999     100.4594	99.8377	   100.0524
9/20/1999      98.7749	98.5390	    99.2407
9/21/1999      95.4058	95.9416	    97.6330
9/22/1999      93.4150	96.2662	    97.3374
9/23/1999      89.2803	94.1559	    95.5967
9/24/1999      92.8025	95.9416	    94.9579
9/27/1999      90.9648	96.7532	    94.7836
9/28/1999     87.9020	93.9935	    93.6347
9/29/1999     88.6677	94.4805	    94.1626
9/30/1999     91.8836	95.9416	    95.7108
10/01/199     93.2619	96.4286	    96.9921
10/04/1999     95.0995	100.1623    99.0538
10/05/1999	92.4962	98.2143	    97.0336
10/06/1999	93.5682	99.5130	    97.3466
10/07/1999	92.0368	97.2403	    95.4609
10/08/1999	91.8836	97.4026	    95.5813
10/11/1999	90.6585	95.7792	    94.1607
10/12/1999	91.1179	95.4545	    93.5791
10/13/1999	91.8836	97.5649	    93.7788
10/14/1999	92.8025	99.5130	    95.4221
10/15/1999	90.9648	98.7013	    93.9165
10/18/1999	92.4962	100.3247    95.0005
10/19/1999	90.8116	98.5390	    93.5469
10/20/1999	91.4242	99.8377	    93.4281
10/21/1999	90.9648	99.1883	    93.2688
10/22/1999	91.4242	98.2143	    93.3000
10/25/1999	90.0459	97.5649	    93.4929
10/26/1999	90.9648	97.7273	    93.5621
10/27/1999	92.6493	99.6753	    95.8728
10/28/1999	93.4150	99.5130	    97.1896
10/29/1999	93.5682	99.5130	    97.4206
11/01/1999	94.1807	100.3247    97.2393
11/02/1999	93.8744	101.4610    97.8091
11/03/1999	94.3339	101.7857    97.4567
11/04/1999	93.4150	101.1364    96.2872
11/05/1999	92.6493	99.5130	    96.6780
11/08/1999	91.7305	98.3766	    96.0040
11/09/1999	90.0459	96.2662	    94.9406
11/10/1999	88.3614	94.9675	    93.6919
11/11/1999	87.9020	94.3182	    93.8137
11/12/1999	88.6677	94.6429	    93.7909
11/15/1999	87.4426	94.6429	    93.2309
11/16/1999	86.8300	94.1559	    93.4666
11/17/1999	85.6049	93.3442	    93.0446
11/18/1999	85.2986	92.2078	    92.3450
11/19/1999	84.9923	91.2338	    91.5329
11/22/1999	83.4610	89.2857	    90.0580
11/23/1999	81.7764	86.8507	    88.7615
11/24/1999	80.3982	85.7143	    88.8515
11/25/1999	80.3982	85.7143	    88.8515
11/26/1999	80.7044	85.2273	    88.4905
11/29/1999	77.1822	82.3052	    86.2544
11/30/1999	80.7044	82.9545	    88.5320
12/01/1999	78.8668	85.5520	    88.1400
12/02/1999	81.7764	85.8766	    88.4632
12/03/1999	81.6233	87.5000	    89.1174
12/06/1999	82.0827	85.8766	    88.4153
12/07/1999	82.6953	83.4416	    87.4509
12/08/1999	81.6233	81.6559	    86.3744
12/09/1999	81.0107	82.6299	    85.5109
12/10/1999	82.6953	82.7922	    85.2339
12/13/1999	81.1639	81.6559	    83.9638
12/14/1999	80.2450	81.9805	    84.7155
12/15/1999	82.2358	81.9805	    85.8209
12/16/1999	81.4701	82.1429	    85.1039
12/17/1999	82.2358	82.3052	    85.6152
12/20/1999	83.3078	84.9026	    85.3316
12/21/1999	84.0735	84.9026	    86.1010
12/22/1999	84.5329	85.8766	    86.0144
12/23/1999	84.8392	88.7987	    87.0504
12/24/1999	84.8392	88.7987	    87.0504
12/27/1999	84.5329	87.6623	    86.6556
12/28/1999	83.7672	86.6883	    86.6754
12/29/1999	83.0015	85.3896	    85.9533
12/30/1999	84.9923	86.5260	    86.5329
12/31/1999	85.1455	87.0130	    86.3017
1/03/2000	83.0015	83.7662	    83.6473
1/04/2000	82.3890	84.2532	    84.5097
1/05/2000	     86.3706	87.6623	87.9530
1/06/2000	     86.5237	87.3377	88.1807
1/07/2000	     86.5237	91.3961	89.3833
1/10/2000	     91.7305	93.8312	89.1083
1/11/2000	     91.1179	94.1559	88.7769
1/12/2000	     91.8836	94.8052	89.6693
1/13/2000	     94.6401	96.9156	89.5363
1/14/2000	     94.3339	95.6169	88.7951
1/18/2000	     92.3430	94.4805	87.1726
1/19/2000	     94.0276	96.5909	88.5817
1/20/2000	     92.6493	94.6429	88.3019
1/21/2000	     95.2527	94.9675	89.8849
1/24/2000	     99.5406	99.0260	90.7879
1/25/2000	     98.0092	96.2662	89.3052
1/26/2000	    100.1531	98.3766	89.9852
1/27/2000	    102.9096	100.6494	90.0521
1/28/2000	    100.9188	100.4870	88.6809
1/31/2000	    102.2971	101.6234	90.3754
2/01/2000	    101.8377	105.1948	90.0521
2/02/2000	    102.1440	106.4935	89.5616
2/03/2000	    106.5850	107.3052	91.2004
2/04/2000	    105.3599	106.3312	89.0377
2/07/2000	    102.9096	101.9481	87.9786
2/08/2000	    103.8285	102.7597	88.3577
2/09/2000	    104.1348	102.4351	87.5550
2/10/2000	    102.7565	100.0000	87.1202
2/11/2000	    101.0720	97.8896	86.2396
2/14/2000	    100.9188	97.0779	86.3065
2/15/2000	    100.1531	98.0519	85.9274
2/16/2000	     99.8469	97.4026	85.5038
2/17/2000	     98.6217	100.000	84.8907
2/18/2000	     96.9372	96.7532	83.5084
2/22/2000	     97.5498	97.7273	83.3969
2/23/2000	     98.928	96.5909	82.0926
2/24/2000	     93.1087	94.8052	79.3168
2/25/2000	     94.487	94.8052	78.124
2/28/2000	     96.325	99.513	80.186
2/29/2000	     91.424	98.214	79.584
3/01/2000	     92.496	98.864	78.670
3/02/2000	     95.559	98.864	79.083
3/03/2000	     96.784	98.701	79.495
3/06/2000	     94.946	96.916	75.649
3/07/2000	     92.496	96.104	75.047
3/08/2000	     93.568	96.591	75.393
3/09/2000	     93.874	96.429	75.716
3/10/2000	     93.721	97.565	75.504
3/13/2000	     93.415	99.351	75.638
3/14/2000	     91.424	96.266	74.969
3/15/2000	     94.640	97.565	78.614
3/16/2000	     99.485	101.948	82.650
3/17/2000	     94.334	98.214	80.733
3/20/2000	     94.181	98.701	80.454
3/21/2000	     94.946	99.026	79.874
3/22/2000	     92.496	97.403	78.235
3/23/2000	     91.730	97.890	79.484
3/24/2000	     93.109	98.701	79.807
3/27/2000	     91.424	98.214	80.476
3/28/2000	     89.893	95.455	79.216
3/29/2000	     91.118	95.942	80.197
3/30/2000	     90.965	96.104	80.922
3/31/2000	     90.352	94.805	81.134
4/03/2000	     90.505	94.643	81.725
4/04/2000	     96.478	97.403	83.899
4/05/2000	     99.387	101.623	84.411
4/06/2000	     97.090	99.026	82.862
4/07/2000	     97.243	99.351	82.460
4/10/2000	    101.378	102.760	84.802
4/11/2000	    102.144	103.247	85.838
4/12/2000	    104.135	103.896	87.655
4/13/2000	    106.738	106.656	90.186
4/14/2000	    105.262	104.708	87.722
4/17/2000	    102.910	104.383	88.759
4/18/2000	    100.306	100.974	88.268
4/19/2000	     99.694	100.162	88.079
4/20/2000	    101.991	102.597	89.472
4/24/2000	    102.910	102.110	92.248
4/25/2000	    105.819	104.708	94.690
4/26/2000	    106.891	107.630	96.797
4/27/2000	    105.513	105.032	94.567
4/28/2000	    102.144	103.247	92.560
5/01/2000	    102.297	103.896	92.560
5/02/2000	     99.694	101.461	90.877
5/03/2000	    101.838	102.273	90.643
5/04/2000	    104.288	104.870	92.215
5/05/2000	    105.360	104.058	91.089
5/08/2000	    105.972	105.844	92.873
5/09/2000	    107.198	105.682	92.716
5/10/2000	    109.648	107.792	94.177
5/11/2000	    111.485	111.201	95.927
5/12/2000	    109.342	109.314	94.277
5/15/2000	    109.801	110.227	95.459
5/16/2000	    109.342	109.578	94.266
5/17/2000	    105.972	106.169	92.081
5/18/2000	    105.972	107.143	93.697
5/19/2000	    106.432	107.468	94.400
5/22/2000	    110.720	111.201	96.161
5/23/2000	    110.720	111.688	94.812
5/24/2000	    112.711	112.175	95.882
5/25/2000	    110.720	111.364	94.868
5/26/2000	    110.720	111.201	95.938
5/30/2000	    108.423	109.091	94.701
5/31/2000	    107.657	108.279	95.258
6/01/2000	    106.891	106.331	95.169
6/02/2000	    106.585	106.494	93.742
6/05/2000	    103.216	103.247	91.156
6/06/2000	    104.135	105.195	93.006
6/07/2000	    102.450	104.058	92.828
6/08/2000	    104.900	105.195	92.705
6/09/2000	    108.576	109.740	94.244
6/12/2000	    108.786	110.227	94.991
6/13/2000	    108.270	109.740	95.158
6/14/2000	    105.360	105.357	93.675
6/15/2000	    105.513	105.682	95.247
6/16/2000	    105.666	103.896	94.723
6/19/2000	    104.900	104.221	93.564
6/20/2000	    103.982	103.571	93.185
6/21/2000	    103.828	103.896	93.229
6/22/2000	    103.216	103.084	92.415
6/23/2000	    103.675	104.221	92.861
6/26/2000	    104.747	104.058	93.396
6/27/2000	    100.919	100.649	90.777
6/28/2000	    104.680	105.448	92.772
6/29/2000	    103.216	102.273	90.922
6/30/2000	     98.775	100.487	88.636
7/03/2000	    101.991	100.325	90.632
7/05/2000	     99.541	98.701	90.019
7/06/2000	    100.766	99.675	90.911
7/07/2000	    101.072	99.675	92.092
7/10/2000	    102.910	101.623	93.486
7/11/2000	    105.666	105.195	94.355
7/12/2000	    104.594	102.922	93.787
7/13/2000	    105.360	105.195	94.333
7/14/2000	    104.594	103.409	93.631
7/17/2000	    107.351	105.601	93.998
7/18/2000	    108.116	107.305	94.389
7/19/2000	    109.188	109.253	96.072
7/20/2000	    106.585	106.818	95.503
7/21/2000	    107.810	108.117	95.214
7/24/2000	    106.585	108.117	94.734
7/25/2000	    107.351	108.442	95.425
7/26/2000	    105.092	106.696	93.932
7/27/2000           106.891	107.792	95.080
7/28/2000	    106.891	108.117	95.035
7/31/2000	    106.585	108.117	93.653
8/01/2000	    107.657	109.091	98.201
8/02/2000	    107.351	109.091	96.328
8/03/2000	    110.605	111.891	100.052
8/04/2000	    112.711	112.825	100.654
8/07/2000	    115.658	115.300	102.683
8/08/2000	    115.314	114.610	103.452
8/09/2000	    114.395	113.961	102.114
8/10/2000	    113.821	114.489	101.969
8/11/2000	    115.964	116.396	103.084
8/14/2000	    117.764	117.532	103.530
8/15/2000	    119.908	120.151	104.254
8/16/2000	    118.836	118.994	104.009
8/17/2000	    119.449	121.266	104.288
8/18/2000	    119.296	118.831	104.288
8/21/2000	    118.530	117.857	103.675
8/22/2000	    118.989	118.994	103.664
8/23/2000	    120.061	120.130	104.377
8/24/2000	    118.683	118.831	103.184
8/25/2000	    117.152	117.695	102.348
8/28/2000	    119.142	119.481	103.697
8/29/2000	    116.998	118.344	102.939
8/30/2000	    117.611	118.344	104.110
8/31/2000	    118.118	118.719	105.313
9/01/2000	    118.377	118.994	105.737
9/05/2000	    119.755	121.104	108.257
9/06/2000	    122.052	122.565	110.742
9/07/2000	    124.196	124.675	111.289
9/08/2000	    131.602	130.909	114.733
9/11/2000	    136.648	135.116	117.398
9/12/2000	    137.672	135.390	117.509
9/13/2000	    139.969	135.065	116.127
9/14/2000	    137.825	134.416	115.781
9/15/2000	    143.386	138.519	117.175
9/18/2000	    141.348	137.175	116.740
9/19/2000           135.681	132.468	112.024
9/20/2000	    133.538	132.143	109.583
9/21/2000	    133.384	132.955	108.546
9/22/2000	    137.366	136.526	111.322
9/25/2000	    136.294	135.714	112.136
9/26/2000	    141.041	139.935	115.648
9/27/2000	    145.224	143.557	116.417
9/28/2000	    146.708	144.156	117.610
9/29/2000	    148.440	145.992	118.735
10/02/2000          150.842	148.052	120.430
10/03/2000          144.870	143.019	117.052
10/04/2000          139.663	136.039	113.730
10/05/2000          136.294	134.253	111.222
10/06/2000          138.744	136.201	112.950
10/09/2000          138.591	136.201	112.950
10/10/2000          144.104	140.260	115.324
10/11/2000          142.726	137.825	116.105
10/12/2000          140.735	135.552	115.213
10/13/2000          141.960	138.799	117.008
10/16/2000          148.086	144.481	118.490
10/17/2000          150.995	147.403	118.657
10/18/2000          146.708	143.019	116.372
10/19/2000          147.167	143.669	115.692
10/20/2000          145.789	143.669	115.692

                                       [LOGO OF EXELON]
Business Structure

                 Exelon Corporation

Exelon            Exelon                  Exelon
Generation        Energy Delivery         Enterprises

Power Team        ComEd Energy Delivery   Infrastructure
                                          Services

Exelon Nuclear    PECO Energy Delivery    Energy Services

AmerGen           PECO Gas Distribution   Telecommunications

Exelon Power                              Energy

Sithe Acquisition*

*pending final regulatory approvals

                                       [LOGO OF EXELON]

WHAT WE DELIVERED WHILE CLOSING THE MERGER...

                                       [LOGO OF EXELON]


GENERATION PORTFOLIO GROWTH

- Sithe Acquisition
  - 10 GW of fossil generation in key markets
     (3,800 MW operating; 2,500 MW under construction; 3,700
     MW advanced development)
  - world-class greenfield development capabilities
  - 49.9% by year end '00; remaining 50.1% in '03-'05
  - expected to close by year end 2000
- 500 MW of new combustion turbines
  - on order; site selection in progress
- AmerGen
  - closed on TMI, Clinton and Oyster Creek

                                       [LOGO OF EXELON]

Top-Tier Nuclear Fleet Production

- 9 of Exelon's 10 nuclear plants are in the industry's top quartile thru Sept.

- 2000 target capacity factor 90.2%

   - 8 refueling outages scheduled this fall

   - 3 already complete
[Slide contains a bar graph depicting year-to-date* capacity factor for Exelon Fleet, Industry Median, and Industry Top
Quartile.
*through September 2000]

Exelon Fleet        94.4%

Industry Median     86.7%

Industry Top Quart. 90.0%

                                       [LOGO OF EXELON]
RESTRUCTURED DEAL TO DELIVER VALUE

- Restructured merger agreement to increase share buy-back and reduce goodwill

- Repurchased 36 million shares

- Securitized an additional $1B of stranded costs

- Secured approvals to transfer generation assets to unregulated entity

                                       [LOGO OF EXELON]
COMED DECOMMISSIONING PETITION

- ComEd Proposal
  - Recover $121 MM for 6 years; thereafter collections cease and Genco assumes all decommissioning risk
  - PPA's with Genco for 6 years
  - Excess funds (after decommissioning of all plants) returned to rate payers

- Status

  - Hearing Examiner Proposed Order (HEPO) issued October 25 recommends rejection of ComEd proposal
  - ComEd believes law provides for continued recovery of decommissioning costs
  - Revised HEPO expected November 13
  - Commission decision expected by year-end

                                       [LOGO OF EXELON]

FINANCIAL PERFORMANCE

- Earnings per share growth through 3Q
  - PE up 25% vs. '99
  - UCM up 24% vs. '99

- Key Drivers:
  - PE and UCM share repurchases
  - Strong nuclear performance

[Slide contains a bar graph depicting Earnings per Share for the 9 months ending September 30, 1999 and 2000 for PECO
Energy and Unicom Corporation.]

PE
1999      $2.44
2000      $3.06

Unicom
1999      $2.32
2000      $2.88

                                       [LOGO OF EXELON]

IMPROVING COMED'S RELIABILITY
[Slide includes a line graph showing average number of interruptions from December 1998 to September 2000. The graph indicates a 33% improvement since December 1998.]

12 Months ended		Average number of interruptions

Dec-98						2.18
Jan-99						2.17
Feb-99						2.21
Mar-99						1.82
Apr-99						1.82
May-99					        1.76
Jun-99						1.72
Jul-99						1.83
Aug-99					        1.74
Sep-99						1.69
Oct-99						1.66
Nov-99					        1.49
Dec-99						1.49
Jan-00						1.41
Feb-00						1.44
Mar-00						1.43
Apr-00						1.48
May-00					        1.60
Jun-00						1.52
Jul-00						1.35
Aug-00			     		        1.40
Sep-00						1.46

[Slide includes a line graph showing average duration of interruptions from December 1998 to September 2000. The graph indicates a 47% improvement since December 1998.]


12 mos     Average Duration
ending      of Interruptions
Dec-98    	 269
Jan-99	         273
Feb-99	         274
Mar-99	         212
Apr-99	         211
May-99	         205
Jun-99	         195
Jul-99	         205
Aug-99	         184
Sep-99           176
Oct-99	         175
Nov-99	         136
Dec-99	         136
Jan-00	         136
Feb-00	         132
Mar-00	         131
Apr-00	         134
May-00	         158
Jun-00	         154
Jul-00	         129
Aug-00	         138
Sep-00	         141

                                       [LOGO OF EXELON]

ENTERPRISES GROWTH

EIS
---
- 10 companies with operations in 42 states
- 6500 employees
- Year 2000 Financial Performance:
  - $700 M revenues
  - EBITDA  8% of revenues

Energy Services (HVAC)
----------------------
- 8 companies with operations in Illinois, Minnesota, Ohio
- 2000 employees
- Year 2000 Financial Performance:
  - $250 M revenues
  - EBITDA 6% of revenues

                                       [LOGO OF EXELON]


TELECOM - BUILDING VALUE
- AT&T Wireless
---------------
  - 283,000 subscribers
  - $65 average rev/sub
  - $234 M invested
  - ~$600 M estimated value (based on AWE)

- PECO Adelphia
---------------
  - 69,000 lines in service
  - gross PPE/line $2,113
  - 2000 Revenue $43 M
  - EBITDA positive
  - expect positive 2001 earnings

                                       [LOGO OF EXELON]


LOOKING AHEAD. . .

                                       [LOGO OF EXELON]

FOUNDATION FOR GROWTH

[Slide contains a bar graph depicting actual earnings before special items for 1998 and 1999 and IBES projected earnings for 2000 for PECO and Unicom and projected earnings growth for Exelon for 2000 (pro forma annualized), 2001, 2002, and 2003. The Exelon graph indicates a 10% growth for 2001 to 2003.]


PECO
1998                         $2.66
1999                         $3.17
2000                         $3.60

Unicom
1998                         $2.27
1999                         $2.89
2000                         $3.25

Exelon
2000(proforma annualized)    $3.70
2001                         $4.20
2002                         $4.60
2003                         $5.10

                                       [LOGO OF EXELON]

EXELON'S INTEGRATED STRATEGY

[This slide is a diagram which illustrates the integrated strategy. The three main business segments are shown as ovals: 1) Generation and Power Marketing, 2) Energy
Delivery, 3) Enterprises.]

- Generation and Power Marketing
  ------------------------------
  - primary growth vehicle in the near-term

- Energy Delivery
  ---------------
  - steady source of cash and earnings for reinvestment in growth of the corporation

- Enterprises
  -----------
  - positioning to provide longer term growth prospects for the corporation

                                       [LOGO OF EXELON]

COMMITTED TO
GROWTH AND VALUE

                       NYSE: EXC

                                       [LOGO OF EXELON]

Q & A


REMEMBER:

Exelon Analyst Conference
New York, November 15, 2000
See IR Team for details